                                                                   EXHIBIT 10.1


                         CMC SECURITIES CORPORATION IV,

                                  as Depositor


                         PNC MORTGAGE SECURITIES CORP.,

                   as Master Servicer and Bond Administrator


                                 INDYMAC, INC.

                               as Master Servicer

                                      and

                                   U.S. BANK
                             NATIONAL ASSOCIATION,

                             as Certificate Trustee




                        POOLING AND SERVICING AGREEMENT

                                $937,999,464.84

                         CMC Securities Corporation IV
                            CMO Pass-Through Program

                       Mortgage Pass-Through Certificates
                                 Series 1997-2

                         Cut-Off Date:  October 1, 1997

                               TABLE OF CONTENTS


                                                                                                                     Page
         Preliminary Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                        ARTICLE I

         Section 1.01.    Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

                                                        ARTICLE II

                                              CONVEYANCE OF THE TRUST FUND;
                                            ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.    Conveyance of the Trust Fund.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 2.02.    Acceptance by Certificate Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 2.03.    Representations and Warranties of Loan Sellers  . . . . . . . . . . . . . . . . . . . . . .  33
         Section 2.04.    Authentication of the Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                                                       ARTICLE III

                                      ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01.    PNC and IndyMac to Act as Master Servicers  . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 3.02.    Custodial Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 3.03.    The Investment Account; Eligible Investments  . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 3.04.    The Certificate Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 3.05.    Permitted Withdrawals from the Certificate Account and Custodial
                          Accounts for P&I and of Buydown Funds from the Buydown
                          Fund Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 3.06.    Maintenance of Primary Insurance Policies; Collections
                          Thereunder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 3.07.    Maintenance of Hazard Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 3.08.    Enforcement of Due-on-Sale Clauses; Assumption Agreements   . . . . . . . . . . . . . . . .  40
         Section 3.09.    Realization Upon Defaulted Mortgage Loans   . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 3.10.    Certificate Trustee to Cooperate; Release of Mortgage Files   . . . . . . . . . . . . . . .  42
         Section 3.11.    Compensation to the Master Servicers, the Servicers and
                          the Bond Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 3.12.    Reports to the Certificate Trustee; Certificate Account Statement   . . . . . . . . . . . .  43
         Section 3.13.    Annual Statement as to Compliance   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 3.14.    Duties with respect to REMICs.              . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 3.15.    Annual Independent Public Accountants' Servicing Report   . . . . . . . . . . . . . . . . .  45
         Section 3.16.    Special Servicing.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                                                                                                                     Page
         Section 3.17.    Assumption or Termination of Selling and Servicing Contracts by
                          Certificate Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                                                        ARTICLE IV

                                   PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

         Section 4.01.    Distributions to Certificateholders   . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 4.02.    Statements to Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 4.03.    Advances by the Master Servicers; Distribution Reports to the
                          Certificate Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 4.04.    Nonrecoverable Advances.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

                                                        ARTICLE V

                                                     THE CERTIFICATES

         Section 5.01.    The Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 5.02.    Certificates Issuable in Series; Authorized Denominations   . . . . . . . . . . . . . . . .  50
         Section 5.03.    Registration of Transfer and Exchange of Certificates   . . . . . . . . . . . . . . . . . .  51
         Section 5.04.    Mutilated, Destroyed, Lost or Stolen Certificates   . . . . . . . . . . . . . . . . . . . .  51
         Section 5.05.    Persons Deemed Owners   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 5.06.    Office for Transfer of Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

                                                        ARTICLE VI

                               THE COMPANY, THE MASTER SERVICER AND THE BOND ADMINISTRATOR

         Section 6.01.    Liability of the Company, the Master Servicers and the
                          Bond Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 6.02.    Merger or Consolidation of the Company, a Master Servicer
                          or the Bond Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 6.03.    Limitation on Liability of the Company, the Master Servicers,
                          the Bond Administrator and Others   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 6.04.    The Company, Each Master Servicer and the Bond Administrator
                          Not to Resign . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

                                                       ARTICLE VII

                                                         DEFAULT

         Section 7.01.    Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 7.02.    Certificate Trustee to Act; Appointment of Successor  . . . . . . . . . . . . . . . . . . .  57

                                                                                                                     Page
         Section 7.03.    Notification to Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

                                                       ARTICLE VIII

                                            CONCERNING THE CERTIFICATE TRUSTEE

         Section 8.01.    Duties of Certificate Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 8.02.    Certain Matters Affecting the Certificate Trustee   . . . . . . . . . . . . . . . . . . . .  59
         Section 8.03.    Certificate Trustee Not Liable for Certificates or Mortgage Loans   . . . . . . . . . . . .  60
         Section 8.04.    Certificate Trustee May Own Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 8.05.    The Bond Administrator to Pay Certificate Trustee's Fees and
                          Expenses; Indemnification of Certificate Trustee; Additional
                          Duties of Bond Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 8.06.    Eligibility Requirements for Certificate Trustee  . . . . . . . . . . . . . . . . . . . . .  61
         Section 8.07.    Resignation and Removal of Certificate Trustee  . . . . . . . . . . . . . . . . . . . . . .  61
         Section 8.08.    Successor Certificate Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 8.09.    Merger or Consolidation of Certificate Trustee  . . . . . . . . . . . . . . . . . . . . . .  62
         Section 8.10.    Appointment of Co-Certificate Trustee or Separate Certificate
                          Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 8.11.    Authenticating Agents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 8.12.    Paying Agents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                                                        ARTICLE IX

                                                       TERMINATION

         Section 9.01.    Termination Upon Repurchase by the Company or Liquidation
                          of All Mortgage Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 9.02.    Additional Termination Requirements   . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 9.03.    Trusts Irrevocable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

                                                        ARTICLE X

                                                 MISCELLANEOUS PROVISIONS

         Section 10.01.   Amendment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 10.02.   Recordation of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 10.03.   Limitation on Rights of Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 10.04.   Access to List of Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 10.05.   Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 10.06.   Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 10.07.   Severability of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         Section 10.08.   Counterpart Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

                                                                                                                     Page
         Section 10.09.   Benefits of Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         Section 10.10.   Notices and Copies to Rating Agency.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  71


                                    EXHIBITS

Exhibit A        --       Forms of Certificates
Exhibit B        --       Schedule of PNC Mortgage Loans
Exhibit C        --       Schedule of PHH Mortgage Loans
Exhibit D        --       Schedule of IndyMac Mortgage Loans
Exhibit E(1)     --       Form of Selling and Servicing Contract (PHH and PNC)
Exhibit E(2)     --       Form of Selling and Servicing Contract (IndyMac)
Exhibit F        --       Form of Purchaser Representation Letter
Exhibit G        --       Form of Trustee's Certificate of Review of Mortgage Loans
Exhibit H        --       Schedule of Certain Mortgage Loans With Group Primary Insurance Policies
Exhibit I(1)     --       Form of Master Servicer's Section 3.12 Report (PHH and PNC)
Exhibit I(2)     --       Form of Master Servicer's Section 3.12 Report (IndyMac)
Exhibit J(1)     --       Form of Master Servicer's Section 4.02 Report (PHH and PNC)
Exhibit J(2)     --       Form of Master Servicer's Section 4.02 Report (IndyMac)

                                   SCHEDULES

Schedule I  - Schedule of Group I Loans
Schedule II - Schedule of Group II Loans

         This Pooling and Servicing Agreement, dated and effective as of October 1, 1997 (this "Agreement"), is executed by and among CMC Securities Corporation IV, as Depositor (the "Company"), PNC Mortgage Securities Corp. and IndyMac, Inc., each as Master Servicer (each, a "Master Servicer"), PNC Mortgage Securities Corp., as Bond Administrator (the "Bond Administrator") and U.S. Bank National Association, as Certificate Trustee (the "Certificate Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

                             PRELIMINARY STATEMENT

         The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Certificate Trustee for inclusion in the related Trust Funds. On the Closing Date, the Company will acquire the Certificates from the related Trust Funds as consideration for its transfer to the related Trust Funds of the related Mortgage Loans and certain other assets and will be the owner of the Certificates. The Certificates will be issued hereunder in two Series, each of which shall evidence the entire beneficial ownership interest in a Loan Group consisting of Mortgage Loans. The Company has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Certificate Trustee of the Mortgage Loans and the issuance to the Company of the Certificates representing in the aggregate the entire beneficial ownership of each Trust Fund, the conveyance to the Certificate Trustee by the Company of the Certificates. All covenants and agreements made by the Company and the Certificate Trustee herein with respect to the related Mortgage Loans and the other property constituting each Trust Fund are for the benefit of the Holders from time to time of the related Series of Certificates. The Company is entering into this Agreement, and the Certificate Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.


                             W I T N E S S E T H :

         WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

         WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedules having unpaid Scheduled Principal Balances on the Cut-Off Date as stated therein;

         WHEREAS, the Company has been duly authorized to (i) create a trust (each, a "Trust") to hold each Trust Fund, consisting of the related Mortgage Loans and certain other property, (ii) create a Series of Certificates evidencing undivided beneficial ownership interests in such Trust, and (iii) pledge such Certificates to the Indenture Trustee pursuant to the Indenture;

         WHEREAS, the Certificate Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

         NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Certificate Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:


                                   ARTICLE I

         Section 1.01.    Definitions.

         Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Aggregate Certificate Principal Balance: At any given time, the sum of the then current Certificate Principal Balances of the Certificates.

         Appraised Value: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

         Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Authenticating Agent: Any authenticating agent appointed by the Certificate Trustee pursuant to Section 8.11.

         Authorized Denomination: With respect to the Certificates, an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Series may be issued in a different amount.

         Available Funds: On any Distribution Date, the sum of the following amounts:

                 (1) the total amount of all cash received by or on behalf of the related Master Servicer with respect to the related Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Liquidated Mortgage Loans and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

                          (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Date;

                          (b) all Curtailments received after the Prior Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

                          (c) (i) in the case of the PNC Mortgage Loans and the
                 PHH Mortgage Loans, all Payoffs received on or after the 15th day of the month of any such Determination Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the calendar month prior to such Determination Date), and interest accrued during the period from the 1st to the 14th day of the month of such Determination Date and received with Payoffs received during such period, which interest shall not be included in the calculation of the Available Funds for any Payment Date, and
                 (ii) in the case of the IndyMac Mortgage Loans, all Payoffs received after the Prior Period, together with any interest payment received with such Payoffs;

                          (d) Insurance Proceeds and Liquidation Proceeds received after the Prior Period;

                          (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or a Master Servicer pursuant to the terms of this Agreement;

                          (f) the sum of the Master Servicing Fee, the Bond Administrator Fee and the Servicing Fee for each Mortgage Loan; and

                          (g)     Excess Liquidation Proceeds;

         (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the related Master Servicer by the Distribution Date:

                          (a) any Monthly P&I Advance made by such Master Servicer to the Certificate Trustee with respect to such Distribution Date; and

                          (b)     Compensating Interest; and

         (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Certificate Trustee, in respect of a Purchase Obligation under Section 2.02 or any permitted repurchase of a Mortgage Loan.

         Bankruptcy Coverage: With respect to a Loan Group, the Bankruptcy Coverage Initial Amount for such Loan Group, less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates. Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Bonds by the Rating Agency.

         Bankruptcy Coverage Initial Amount: The Group I Bankruptcy Coverage Initial Amount or the Group II Bankruptcy Coverage Initial Amount, as applicable.

         Bankruptcy Loss: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then Scheduled Principal Balance of such Mortgage Loan.

         Bonds:  The bonds issued pursuant to the Indenture.

         Bond Administrator: PNC Mortgage Securities Corp., or its successors and assigns.

         Bond Administrator Fee: The fee charged by the Bond Administrator for performing its duties hereunder, equal to a per annum rate equal to 0.005% on the Scheduled Principal Balance of each IndyMac Mortgage Loan, payable monthly from the Certificate Account.

         Business Day: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Minneapolis, Minnesota or New York, New York are authorized or obligated by law or executive order to be closed.

         Buydown Agreement: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

         Buydown Fund: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

         Buydown Fund Account: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Certificate Trustee or another financial institution approved by the related Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

         Buydown Loan: A Mortgage Loan for which the Mortgage Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

         Certificate: Any one of the Certificates issued pursuant to this Agreement, executed by the Certificate Trustee and authenticated by or on behalf of the Certificate Trustee hereunder in substantially the form set forth in Exhibit A.


         Certificate Account: The separate trust account created and maintained with the Certificate Trustee, an Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificate Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agency. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon (net of investment losses and any Payoff Earnings applied to Compensating Interest) shall be paid to the Bond Administrator as additional compensation for the Bond Administrator's duties under this Agreement. Funds deposited in the Certificate Account (exclusive of the Master Servicing Fee and the Bond Administrator Fee, if any) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05 and
Section 4.01.

         Certificate Account Statement: With respect to the Certificate Account, a statement delivered by the Bond Administrator to the Certificate Trustee pursuant to Section 3.12.

         Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, any Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained; provided, that the Certificate Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or any Master Servicer.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

         Certificate Principal Balance: With respect to a Series of Certificates, the Initial Certificate Principal Balance of such Series of Certificates, reduced by all amounts of principal distributed in respect of such Series of Certificates pursuant to the terms of this Agreement, and further reduced by the principal portion of any Realized Losses allocated in respect of such Series of Certificates pursuant to the terms of this Agreement.

         Certificate Trustee: U.S. Bank National Association, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

         Closing Date: October 29, 1997.

         Code: The Internal Revenue Code of 1986, as amended.

         Company: CMC Securities Corporation IV, a Delaware corporation, or its successor-in-interest.

         Compensating Interest: With respect to a Series for any Distribution Date, and with respect to the PNC Mortgage Loans and the PHH Mortgage Loans included in such Series, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee, (b) the aggregate Payoff Earnings and (c) the aggregate Payoff Interest and (ii) the aggregate Uncollected Interest. With respect to a Series for any Distribution Date, and with respect to the IndyMac Mortgage Loans included in such Series, the lesser of (i) two-thirds of the aggregate Master Servicing Fee, and (ii) the sum of (a) the aggregate Uncollected Interest and
(b) the aggregate Curtailment Shortfall.

         Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Certificate Trustee pursuant to Section 2.01 and are from time to time held as part of the related Trust Fund.

         Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

         Corporate Trust Office: The corporate trust office of the Certificate Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance CMCSC IV 1997-2.

         Curtailment: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the Scheduled Principal Balance of the Mortgage Loan.

         Curtailment Shortfall: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Net Mortgage Rate on such Mortgage Loan.

         Custodial Account for P&I: The Custodial Account for Principal and Interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the related Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Certificate Trustee or another financial institution approved by the related Master Servicer such that the rights of the related Master Servicer, the Certificate Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

         Custodial Account for Reserves: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the related Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Certificate Trustee or another financial institution approved by the related Master Servicer such that the rights of the related Master Servicer, the Certificate Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable

Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

         Custodial Agreement: The agreement, if any, among the related Master Servicer, the Certificate Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

         Custodian: A custodian which is not an affiliate of either Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Certificate Trustee, and shall be compensated by the Certificate Trustee at no additional charge to either Master Servicer. The Certificate Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

         Cut-Off Date: October 1, 1997.

         DCR: Duff & Phelps Credit Rating Co., provided that at any time it be a Rating Agency.

         Defaulting Master Servicer:  As such term is defined in Section
7.01(a).

         Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination Date: A day not later than the 10th day preceding a related Distribution Date.

         Distribution Date: With respect to distributions on the Certificates, the 25th day of each month (or if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day), with the first such date being November 25, 1997.

         Due Date: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

         Eligible Account:  An account maintained with an Eligible Institution.

         Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency, (ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agency, (iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agency, or (iv) the approval of the Rating Agency. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the related Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

         Eligible Investments: Any one or more of the obligations or securities listed below in which funds deposited in the Reserve Fund, if any, the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

                 (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                 (ii) Repurchase agreements on obligations described in clause
         (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agency and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

                 (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company at the date of acquisition thereof have the highest short term debt rating of the Rating Agency and has one of the two highest unsecured long term debt ratings of the Rating Agency;

                 (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agency;

                 (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agency, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agency;

                 (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agency; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

                 (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agency or which have been designated in writing by the Rating Agency as Eligible Investments; and

                 (viii) Such other instruments as shall not affect the Ratings;

provided, however, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

         In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

         Event of Default: Any event of default as specified in Section 7.01.

         Excess Liquidation Proceeds: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds in the preceding month over the amount that would have been received if a Payoff had been made on the last day of such month with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during such month.

         FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

         FHA: Federal Housing Administration, or any successor thereto.

         FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

         FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

         FNMA: Federal National Mortgage Association, or any successor thereto.

         Fractional Undivided Interest: With respect to any Certificate of a Series, the fractional undivided interest in the related Trust Fund for such Series as evidenced by such Certificate.

         Fraud Coverage: During the period prior to the first anniversary of the Cut-Off Date, and with respect to a Loan Group, the Fraud Coverage Initial Amount for such Loan Group reduced by

Fraud Losses; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the related Series of Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, Fraud Coverage will be zero. On each anniversary of the Cut-Off Date, Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third, and fourth anniversaries of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount over cumulative Fraud Losses allocated to the related Series of Certificates to date. Fraud Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Bonds by the Rating Agency.

         Fraud Coverage Initial Amount: The Group I Fraud Coverage Initial Amount or the Group II Fraud Coverage Initial Amount, as applicable.

         Fraud Loss: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, the related Loan Seller, the related Lender, a Servicer or the related Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

         Group I Loan:  A Mortgage Loan listed on Schedule I attached hereto.

         Group I Bankruptcy Coverage Initial Amount:  $295,873.

         Group I Fraud Coverage Initial Amount: $16,006,734.

         Group I Special Hazard Coverage Initial Amount: $8,083,028.

         Group II Loan:  A Mortgage Loan listed on Schedule II attached hereto.

         Group II Bankruptcy Coverage Initial Amount:  $100,000.

         Group II Fraud Coverage Initial Amount: $2,753,255.

         Group II Special Hazard Coverage Initial Amount: $2,249,276.

         Indenture: The Indenture, dated as of October 1, 1997, by and between the Company and the Indenture Trustee, as supplemented by the Series Supplement.

         Indenture Trustee: U.S. Bank National Association, or its successors and assigns under the Indenture.

         IndyMac:  IndyMac, Inc. and its permitted successors and assigns.

         IndyMac Mortgage Loan: A mortgage loan listed on the IndyMac Mortgage Loan Schedule.

         IndyMac Mortgage Loan Schedule: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each IndyMac Mortgage Loan the following, among other things:

                 (i)      its loan number,

                 (ii)     the address of the Mortgaged Property,

                 (iii)    the name of the Mortgagor,

                 (iv) the Original Value of the property subject to the Mortgage,

                 (v)      the Scheduled Principal Balance as of the Cut-Off
         Date,

                 (vi)     the Mortgage Rate borne by the Mortgage Note,

                 (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

                 (viii)   the maturity of the Mortgage Note, and

                 (ix)     the Servicing Fee and Master Servicing Fee.

         Initial Certificate Principal Balance: With respect to the Series 1997-2A Certificates, $800,336,707.69, and with respect to the Series 1997-2B Certificates, $137,662,757.15.

         Insurance Proceeds: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement), covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to the applicable Selling and Servicing Contract, and any FHA insurance policy or VA guaranty.

         Investment Account: A commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Bonds) maintained by a Master Servicer in the trust department of an Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agency.

         Investment Depository: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the related Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

         Lender: An institution from which the related Loan Seller purchased any Mortgage Loan.

         Liquidated Mortgage Loan: A Mortgage Loan as to which the related Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the related Trust shall not constitute final liquidation of the related Mortgage Loan.

         Liquidation Principal: The principal portion of Liquidation Proceeds received with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

         Liquidation Proceeds: Amounts after deduction of amounts reimbursable under Sections 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

         Loan Group: With respect to each Series, the pool of Mortgage Loans assigned to such Series. The Loan Group with respect to Series 1997-2A shall be the Group I Loans, and the Loan Group with respect to Series 1997-2B shall be the Group II Loans.

         Loan Sale Agreements: (1) With respect to the PNC Mortgage Loans, the Mortgage Loan Purchase Agreement, Group No. 1997 WH-X/WH-X-1, dated as of October 1, 1997 by and between PNC Mortgage Securities Corp. and DLJ Mortgage Capital, Inc. ("DLJMC"); (2) with respect to the PHH Mortgage Loans, the Seller's Purchase, Warranties and Servicing Agreement dated as of September 30, 1997 by and between PHH Mortgage Services Corporation and DLJMC; and (3) with respect to the IndyMac Mortgage Loans, (a) the Mortgage Loan Purchase Agreement dated as of October 1, 1997 by and between IndyMac, Inc. and DLJMC, and (b) the Warranties and Servicing Agreement dated as of October 1, 1997 by and between IndyMac and DLJMC.

         Loan Seller:     With respect to the PNC Mortgage Loans, PNC Mortgage
Securities Corp., a Delaware corporation; with respect to the PHH Mortgage Loans, PHH U.S. Mortgage Corp., a Delaware corporation; and with respect to the IndyMac Mortgage Loans, IndyMac, Inc., a Delaware corporation.

         Loan-to-Value Ratio: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then outstanding principal balance of a Mortgage Loan divided by the Original Value.

         Lower REMIC:  As defined in the Series Supplement.

         Master Servicer: With respect to the PNC Mortgage Loans and the PHH Mortgage Loans, PNC Mortgage Securities Corp., a Delaware corporation, or any successor thereto appointed as provided pursuant to Section 7.02, acting to service and administer such Mortgage Loans pursuant to Section 3.01; with respect to the IndyMac Mortgage Loans, IndyMac, Inc., a Delaware corporation, or any successor thereto appointed as provided pursuant to Section 7.02, acting to service and administer such Mortgage Loans pursuant to Section 3.01.

         Master Servicer's Section 3.12 Report: With respect to the PNC Mortgage Loans and the PHH Mortgage Loans, a report delivered by the related Master Servicer to the Bond Administrator pursuant to Section 3.12 and substantially in the form attached hereto as Exhibit I(1). With respect to the IndyMac Mortgage Loans, a report delivered by the related Master Servicer to the Bond Administrator pursuant to Section 3.12 and substantially in the form attached hereto as Exhibit I(2).

         Master Servicer's Section 4.02 Report: With respect to the PNC Mortgage Loans and the PHH Mortgage Loans, a report delivered by the related Master Servicer to the Bond Administrator pursuant to Section 4.02 and substantially in the form attached hereto as Exhibit J(1). With respect to the IndyMac Mortgage Loans, a report delivered by the related Master Servicer to the Bond Administrator pursuant to Section 4.02 and substantially in the form attached hereto as Exhibit J(2).

         Master Servicing Fee: The fee charged by the applicable Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each related Mortgage Loan in the applicable Mortgage Loan Schedule on the Scheduled Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account.

         Monthly P&I Advance: An advance of funds by a Master Servicer pursuant to Section 4.03 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

         Monthly Payment: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

         Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note.

         Mortgaged Property: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

         Mortgage File: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

                 (i) The original Mortgage Note endorsed to (a) "First Bank National Association, as Custodian/Trustee, without recourse" or "First Bank National Association, as Certificate Trustee for the benefit of the Holders from time to time of CMC Securities Corporation IV Mortgage Pass-Through Certificates, Series 1997-2, without recourse" or (b) "U.S. Bank National Association, as Custodian/Trustee, without recourse" or to "U.S. Bank National Association, as trustee for the benefit of the Holders from time to time of CMC Securities Corporation IV Mortgage Pass-Through Certificates, Series 1997-2, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Certificate Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan, the related Loan Seller or Lender stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section (iii)(2) of this definition of "Mortgage File" are endorsed or executed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

                 (ii) The Buydown Agreement, if applicable;

                 (iii) A Mortgage that is either

                          (1) the original recorded Mortgage with recording
                 information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "First Bank National Association, as Custodian/Trustee," to "U.S. Bank National Association, as Custodian/Trustee," to "First Bank National Association, as Certificate Trustee for the Holders of CMC Securities Corporation IV Mortgage Pass-Through Certificates, Series 1997-2" or to "U.S. Bank National Association, as Certificate Trustee for the Holders of CMC Securities Corporation IV Mortgage Pass-Through Certificates, Series 1997-2" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

                          (2) a copy of the Mortgage which represents a true
                 and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form to "First Bank National Association, as Custodian/Trustee," to "U.S. Bank National Association, as Custodian/Trustee," to "First Bank National Association, as Certificate Trustee for the Holders of CMC Securities Corporation IV Mortgage Pass-Through Certificates, Series 1997-2" or to "U.S. Bank National Association, as Certificate Trustee for the Holders of CMC Securities Corporation IV Mortgage Pass-Through Certificates, Series 1997-2" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

                 (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company; and

                 (v) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

and (Y) with respect to each Cooperative Loan:

                 (i) the original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee," to "U.S. Bank National Association, as Custodian/Trustee," to "First Bank National Association, as Certificate Trustee for the Holders of CMC Securities Corporation IV Mortgage Pass-Through Certificates, Series 1997-2" or to "U.S. Bank National Association, as Certificate Trustee for the Holders of CMC Securities Corporation IV Mortgage Pass-Through Certificates, Series 1997-2" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Certificate Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan, the related Loan Seller or Lender stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                 (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Certificate Trustee;

                 (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                 (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                 (v) The Security Agreement;

                 (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                 (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Certificate Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                 (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Certificate Trustee;

                 (ix) An executed UCC-1 financing statement showing the Company as debtor and the Certificate Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

                 (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

         Mortgage Loan Schedule: With respect to the PNC Mortgage Loans, the PNC Mortgage Loan Schedule; with respect to the PHH Mortgage Loans, the PHH Mortgage Loan Schedule; with respect to the IndyMac Mortgage Loans, the IndyMac Mortgage Loan Schedule.

         Mortgage Loans: The PNC Mortgage Loans, the PHH Mortgage Loans and the IndyMac Mortgage Loans. As used herein, the term "Mortgage Loan" when used with respect to each Cooperative Loan, also refers to the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, when used with respect to a Mortgage Loan other than a Cooperative Loan, such term also refers to the Mortgages and the related Mortgage Notes, each transferred and assigned to the Certificate Trustee pursuant to the provisions hereof as from time to time are held as part of the related Trust Fund, the Mortgage Loans so held being identified in the applicable Mortgage Loan Schedule.

         Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         Mortgage Pool: All of the Mortgage Loans.

         Mortgage Rate: For each Mortgage Loan, a rate equal to the per annum rate of interest borne by the Mortgage Note relating to such Mortgage Loan.

         Mortgagor: The obligor on a Mortgage Note.

         Net Mortgage Rate: For each Mortgage Loan, a rate equal to the Mortgage Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee, the related Master Servicing Fee and the Bond Administrator Fee, if any. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the Scheduled Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the Scheduled Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

         Nonrecoverable Advance: Any advance made by a Master Servicer or any Servicer supervised by such Master Servicer which such Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.04 and which was, or is proposed to be, made by (i) such Master Servicer or (ii) any Servicer supervised by such Master Servicer pursuant to such Servicer's Selling and Servicing Contract.

         OTS: The Office of Thrift Supervision, or any successor thereto.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of a Master Servicer or a Loan Seller and delivered to the Certificate Trustee hereunder.

         Opinion of Counsel: A written opinion of counsel, who may be counsel for either Master Servicer, reasonably acceptable to the Certificate Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualification of either the Upper REMIC or the Lower REMIC as a REMIC, (c) compliance with the REMIC Provisions or (d) resignation of a Master Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Master Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Master Servicers or in an affiliate of either Master Servicer and (iii) is not connected with a Master Servicer as an officer, employee, director or person performing similar functions.

         Optional Termination Date: Any Distribution Date on which the aggregate Class Principal Balances of each Class of Bonds is equal to or less than five percent (5%) of the aggregate Class Principal Balance of each Class of Bonds on the Cut-Off Date.

         Original Value: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or the appraised value at the time the refinanced mortgage debt was incurred.

         Paying Agent: Any paying agent appointed by the Certificate Trustee pursuant to Section 8.12.

         Payoff: Any Mortgagor payment of principal on a Mortgage Loan equal to the outstanding principal balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

         Payoff Earnings: For any Distribution Date with respect to each PNC Mortgage Loan or each PHH Mortgage Loan on which a Payoff was received by the related Master Servicer during the Payoff Period, the aggregate of the interest earned by such Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

         Payoff Interest: For any Distribution Date with respect to each PNC Mortgage Loan and each PHH Mortgage Loan for which a Payoff was received on or after the second calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Net Mortgage Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the applicable Master Servicer as additional servicing compensation.

         Payoff Period: With respect to the first Distribution Date, the period from the Cut-Off Date through November 14, 1997, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior
Period through the 14th day of the month of such Distribution Date, inclusive.

         Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         PHH Mortgage Loan: A mortgage loan listed on the PHH Mortgage Loan Schedule.

         PHH Mortgage Loan Schedule: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit C, which shall set forth as to each PHH Mortgage Loan the following, among other things:

                 (i)      its loan number,

                 (ii)     the address of the Mortgaged Property,

                 (iii)    the name of the Mortgagor,

                 (iv) the Original Value of the property subject to the Mortgage,

                 (v)      the Scheduled Principal Balance as of the Cut-Off
         Date,

                 (vi)     the Mortgage Rate borne by the Mortgage Note,

                 (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

                 (viii)   the maturity of the Mortgage Note, and

                 (ix)     the Servicing Fee and Master Servicing Fee.

         PNC: PNC Mortgage Securities Corp., and its permitted successors and assigns.

         PNC Mortgage Loan: A mortgage loan listed on the PNC Mortgage Loan Schedule.

         PNC Mortgage Loan Schedule: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit B, which shall set forth as to each PNC Mortgage Loan the following, among other things:

                 (i)      its loan number,

                 (ii)     the address of the Mortgaged Property,

                 (iii)    the name of the Mortgagor,

                 (iv) the Original Value of the property subject to the Mortgage,

                 (v)      the Scheduled Principal Balance as of the Cut-Off
         Date,

                 (vi)     the Mortgage Rate borne by the Mortgage Note,

                 (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

                 (viii)   the maturity of the Mortgage Note, and

                 (ix)     the Servicing Fee and Master Servicing Fee.

         Prepaid Monthly Payment: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

         Primary Insurance Policy: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by the applicable Loan Sale Agreement.

         Principal Payment: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

         Principal Payment Amount: On any Distribution Date, the sum of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan which was repurchased (or caused to be repurchased) by the Company pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period, and (iii) any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

         Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

         Principal Prepayment Amount: On any Distribution Date, the sum of (i) Curtailments received during the Prior Period and (ii) Payoffs received (A) in the case of the PNC Mortgage Loans and the PHH Mortgage Loans, during the Payoff Period, and (B) in the case of the IndyMac Mortgage Loans, during the Prior Period.

         Prior Period: The calendar month immediately preceding any Distribution Date.

         Purchase Obligation: An obligation of the Company to cause the applicable Loan Seller to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02.

         Purchase Price: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Scheduled Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Net Mortgage Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the related Master Servicer, reasonably imminent, or (b) the related Loan Seller, at its own expense, delivers to the Certificate Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code.

         Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the applicable Master Servicer. A Qualified Insurer must have the rating required by the Rating Agency.

         Rating Agency: Initially, each of S&P and DCR, thereafter, each nationally recognized statistical rating organization that has rated the Bonds at the request of the Company, or their respective successors in interest.

         Ratings: As of any date of determination, the ratings, if any, of the Bonds as assigned by the Rating Agency.

         Realized Loss: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized
Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

         Special Hazard Losses in excess of the Special Hazard Coverage for a Loan Group, Fraud Losses in excess of the Fraud Coverage for a Loan Group, and Bankruptcy Losses in excess of the

Bankruptcy Coverage for a Loan Group shall be allocated as Realized Losses to the related Loan Group and will result in a corresponding reduction in the Certificate Principal Balance of the related Series of Certificates.

         Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

         Relief Act Shortfall: Any shortfall in interest collections resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

         REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

         REMIC Loss: The failure of the Upper REMIC or Lower REMIC or any portion thereof to qualify or to continue to qualify as a REMIC or the imposition of a tax under the REMIC Provisions on any income of the Upper REMIC or Lower REMIC.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         Repurchase Price: With respect to an Optional Termination Date, an amount at least equal to the aggregate Class Principal Balance of each Class of the then outstanding Bonds plus accrued interest thereon through the end of the month preceding the month in which such Optional Termination Date occurs.

         REO Property: A Mortgaged Property acquired by the related Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Responsible Officer: When used with respect to the Certificate Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

         Scheduled Principal Balance: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date whether or not paid, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal (including Liquidation Principal) of such Mortgage Loan.

         In the case of a Substitute Mortgage Loan, "Scheduled Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the related Trust Fund on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal (including Liquidation Principal) of such Substitute Mortgage Loan.

         The Scheduled Principal Balance of a Mortgage Loan (including a Substitute Mortgage Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period.

         Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Scheduled Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

         Securities Act: The Securities Act of 1933, as amended.

         Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

         Selling and Servicing Contract: (a) The contract between the related Master Servicer and a Person relating to the sale of the Mortgage Loans to such Master Servicer and the servicing of such Mortgage Loans, on behalf of such Master Servicer, which contract is substantially in the form of Exhibit E(1) hereto, in the case of the PNC Mortgage Loans and the PHH Mortgage Loans, or Exhibit E(2) hereto, in the case of the IndyMac Mortgage Loans, as such contract may be amended or modified from time to time; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders; and (b) any other similar contract providing substantially similar rights and benefits as those provided by the form of contract attached as Exhibit E hereto.

         Series: A Series of Certificates (which may consist of a single Certificate) evidencing a beneficial interest in the Trust Fund for such Series. The Series is indicated on the face of a Certificate. The Series issued pursuant to this Agreement are designated as Series 1997-2A and Series 1997-2B.

         Series Supplement: The Series 1997-2 Supplement, dated as of October 29, 1997, to the Indenture, by and between the Company and the Indenture Trustee.

         Servicer: A mortgage loan servicing institution to which the applicable Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, each Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

         Servicing Fee: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the applicable Mortgage Loan Schedule on the Scheduled Principal Balance of such Mortgage Loan.

         Servicing Officer: Any officer of a Master Servicer or the Bond Administrator involved in, or responsible for, the administration and servicing of the Mortgage Loans or the Bonds, as applicable, whose name and specimen signature appear on a list of servicing officers furnished to the Certificate Trustee by a Master Servicer or the Bond Administrator, as such list may from time to time be amended.

         Special Hazard Coverage: With respect to a Loan Group, the Special Hazard Coverage Initial Amount for such Loan Group, less Special Hazard Losses and the amount of any scheduled reduction in the amount of Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-Off Date. Special Hazard Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Bonds by the Rating Agency.

         Special Hazard Coverage Initial Amount: The Group I Special Hazard Coverage Initial Amount or the Group II Special Hazard Coverage Initial Amount, as applicable.

         Special Hazard Loss: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (de jure or de facto), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or
(c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

         Substitute Mortgage Loan: As defined in Section 2.02.

         Termination Date: As defined in Section 9.01(b).

         Termination Payment: As defined in Section 9.01(b).

         Trust: As defined in Section 2.01.

         Trust Estate:  As defined in the Indenture.

         Trust Fund: With respect to a Series, the pool of assets subject hereto in which the Certificates of such Series represent a beneficial interest, constituting the related Trust created hereby and to be administered hereunder with respect to such Series, consisting of: (i) the related Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Certificate Trustee (or its duly appointed agent) in the Certificate Account or by the Master Servicers in the Investment Accounts (except amounts representing the applicable Master Servicing Fee, the applicable Servicing Fee or the applicable Bond Administrator Fee, if any);
(iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I related to the Mortgage Loans (except amounts representing the applicable Master Servicing Fee or the applicable Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; (v) amounts paid or payable by the insurer under any Primary Insurance Policy and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; (vi) the rights and benefits of the Company in and under each of the Loan Sale Agreements. The Trust Fund relating to Series 1997-2A shall be a Trust Fund that includes the Mortgage Loans identified as the "Group I Loans" on Schedule I hereto, and the Trust Fund relating to Series 1997-2B shall be a Trust Fund that includes the Mortgage Loans identified as the "Group II Loans" on Schedule II hereto. Reference to holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a certain percentage of the Trust Fund of a particular Series means holders of Certificates the aggregate Fractional Undivided Interests of such Series of which, as indicated on the face thereof, is not less than such percentage.

         Uncollected Interest: With respect to each Series and any Distribution Date for any PNC Mortgage Loan or PHH Mortgage Loan in respect of which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Net Mortgage Rate for such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff. With respect to each Series and any Distribution Date for any IndyMac Mortgage Loan in respect of which a Payoff was made by a Mortgagor during the related Prior Period, an amount equal to one month's interest at the applicable Net Mortgage Rate for such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

         Uncompensated Interest Shortfall: For each Series and any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest,
(b) aggregate Curtailment Shortfalls, and (c) aggregate Relief Act Shortfalls, over (ii) Compensating Interest.

         Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

         United States: As defined in Section 7701 of the Code or successor provisions.

         Upper REMIC:  As defined in the Series Supplement.

         VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

         Withdrawal Date: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.


                                   ARTICLE II

                         CONVEYANCE OF THE TRUST FUNDS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01. Conveyance of the Trust Funds. Two trusts (each, a "Trust") of which the Certificate Trustee is the trustee are hereby created under the laws of the State of New York for the benefit of the Holders of the related Series of Certificates. The purpose of each Trust is to hold the related Trust Fund and provide for the issuance, execution and delivery of the related Certificates. The assets of each Trust shall consist of the related Trust Fund. Each Trust shall be irrevocable.

         The assets of each Trust shall remain in the custody of the Certificate Trustee, on behalf of the related Trust, and shall be kept in the related Trust. Moneys to the credit of each Trust shall be held by the Certificate Trustee and invested as provided herein. All assets received and held in each Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of U.S. Bank National Association in its own right, or any Person claiming through it. The Certificate Trustee, on behalf of each Trust, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of such Trust to any Person, except as permitted herein. No creditor of a beneficiary of a Trust, of the Certificate Trustee, of a Master Servicer, or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of a Trust, except in accordance with the terms of this Agreement.

         Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Certificate Trustee, in trust for the benefit of the Holders of the Certificates, without recourse, all the Company's right, title and interest in and to the Trust Funds, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Certificate Trustee hereby accepts the Trusts created hereby and accepts delivery of the Trust Funds on behalf of the related Trusts and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the Certificates. It is the express intent of the parties hereto that the Conveyance of the Trust Funds to the Certificate Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the Trust Funds. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Trust Funds by the Company to the Certificate Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Trust Funds are held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Funds, then

                 (a) this Agreement shall be deemed to be a security agreement;

                 (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Certificate Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

                          (I) All accounts, contract rights, general
                 intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in (x) and (y) below: (x) the Mortgage Loans including the Mortgage Notes, related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the applicable Mortgage Loan Schedule as defined herein, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date; and (y) the Certificate Account, the Investment Account, the Custodial Account for P&I and the Custodial Account for Reserves, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

                          (II) All accounts, contract rights, general
                 intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                          (III) All cash and non-cash proceeds of the
                 collateral described in (I) and (II) above;

                 (c) the possession by the Certificate Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in force in the relevant jurisdiction; and

                 (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Certificate Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and the Certificate Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Funds, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Certificate Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

         In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Certificate Trustee or Custodian the Mortgage Files.

         Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Certificate Trustee to be recorded or filed in the applicable jurisdictions, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

         In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) cannot be delivered by the Company to the Certificate Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, cause the applicable Loan

Seller to deliver to the Certificate Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall cause the applicable Loan Seller to transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office) (collectively, "Recording Documents") to the Certificate Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Certificate Trustee within 270 days after execution and delivery hereof, the Company shall cause the related Loan Seller to deliver to the Certificate Trustee within such time period a certificate (a "Loan Seller Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of such Loan Seller stating the date by which such Loan Seller expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by such Loan Seller and delivered to the Certificate Trustee by the date specified in its previous Loan Seller Officer's Certificate delivered to the Certificate Trustee, the Company shall cause the related Loan Seller to deliver to the Certificate Trustee by such date an additional Loan Seller Officer's Certificate stating a revised date by which such Loan Seller expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the related Loan Seller and delivered to the Certificate Trustee.

         In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Certificate Trustee prior to or concurrently with the execution and delivery hereof, the Company shall cause the related Loan Seller to provide a copy of such title insurance policy to the Certificate Trustee within 90 days after such Loan Seller's receipt of the Recording Documents necessary to issue such title insurance policy. In addition, the Company shall, subject to the limitations set forth in the preceding sentence, cause the related Loan Seller to provide to the Certificate Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

         For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Certificate Trustee a certification of a Servicing Officer of the nature set forth in Section 3.10.

         The Certificate Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with the Company or any Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Certificate Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

         The Certificate Trustee and the Master Servicers shall each promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

         In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the applicable Loan Seller does not repurchase such Mortgage Loan within 90 days of such date, the related Master Servicer, on behalf of the Certificate Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as such Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless such Master Servicer delivers to the Certificate Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the Trust Estate as a REMIC for federal income tax purposes.


         Section 2.02. Acceptance by Certificate Trustee. The Certificate Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section
2.01 above, but without having made the review required to be made within 45 days pursuant to this Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Trust Funds, as Certificate Trustee in trust, upon the Trusts herein set forth, for the use and benefit of the Holders from time to time of the Certificates. The Certificate Trustee agrees, for the benefit of the Holders of the Certificates, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit G hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Certificate Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the applicable Mortgage Loan Schedule. In performing such review, the Certificate Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Certificate Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Certificate Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on a Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Certificate Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the related Mortgage Loan Schedule, the Certificate Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Certificate Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section

1.860G-2(f)), either (i) cause the related Loan Seller to repurchase the related Mortgage Loan from the Certificate Trustee at the Purchase Price, or
(ii) cause the related Loan Seller to substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall cause the related Loan Seller to repurchase the Mortgage Loan from the Certificate Trustee at the Purchase Price, but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, a repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of a substitution, two years from the Closing Date.

         Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Net Mortgage Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Scheduled Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Certificate Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

         The Company shall cause the related Loan Seller to deposit the Purchase Price for each repurchased Mortgage Loan into the Certificate Account and, upon receipt by the Certificate Trustee of written notification of such deposit signed by a Servicing Officer, the Certificate Trustee shall release to the related Loan Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in such Loan Seller title to any Mortgage Loan released pursuant hereto. The obligation of the Company to cause the related Loan Seller to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Certificate Trustee on behalf of the Certificateholders.

         Section 2.03. Representations and Warranties of Loan Sellers. Each of the Loan Sellers has made representations and warranties with respect to the related Mortgage Loans under the related Loan Sale Agreements and the rights of the Company under such Loan Sale Agreements have been assigned to the Certificate Trustee hereunder as part of the applicable Trust Funds. Upon the discovery by any of the Company, a Master Servicer, the Bond Administrator, the Certificate Trustee or the Custodian of a breach of any such representation or warranty that materially and adversely affects the value of the related Mortgage Loans or the interests of the Indenture Trustee, as sole Certificateholder, the party discovering such breach shall give prompt written notice thereof to the other parties hereto. Within 90 days of its discovery or its receipt of notice of such breach, the Company shall cause the applicable Loan Seller to repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the related Loan Seller provides to the Certificate Trustee an Opinion of Counsel reasonably satisfactory to the Certificate Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the related Loan Seller shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to cause a Loan Seller to provide such Substitute Mortgage Loan or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Indenture Trustee, as sole Certificateholder.

         Section 2.04. Authentication of the Certificates. The Certificate Trustee acknowledges the transfer and assignment to it of the property constituting the Trust Funds, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Trust Funds, the Certificates, each evidencing the entire beneficial ownership interest in the related Trust Fund.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01. PNC and IndyMac to Act as Master Servicers. PNC shall act as Master Servicer to service and administer the PNC Mortgage Loans and the PHH Mortgage Loans on behalf of the Certificate Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Trust Funds on behalf of the Certificate Trustee in order to enforce the terms of the Mortgage Notes. IndyMac shall act as Master Servicer to service and administer the IndyMac Mortgage Loans on behalf of the Certificate Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Trust Funds on behalf of the Certificate Trustee in order to enforce the terms of the Mortgage Notes. Each Master Servicer may perform its respective master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and each Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

         In connection with the servicing of the Mortgage Loans, each Master Servicer and any affiliate thereof (i) may perform services such as appraisals, default management and brokerage services that are not customarily provided by servicers of mortgage loans and shall be entitled to reasonable compensation therefor in accordance with Section 3.11, and (ii) may, at its own discretion and on behalf of the Certificate Trustee, may obtain credit information in the form of a "credit score" from a credit repository.

         Each Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the related Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the related Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each applicable Mortgaged Property is located. Each Master Servicer shall enforce "due-on-sale" clauses with respect to the related Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

         Consistent with the foregoing, each Master Servicer may, in its discretion, (i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any related Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a related Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. Each Master Servicer shall have the right, but not the obligation, to repurchase any related delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; provided, however, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Scheduled Principal Balance of all related Mortgage Loans as of the Cut-Off Date.

         Each Master Servicer is hereby authorized and empowered by the Certificate Trustee to execute and deliver or cause to be executed and delivered on behalf of the Certificateholders any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the related Mortgage Loans and with respect to the related Mortgaged Properties. The Certificate Trustee shall furnish each Master Servicer, at such Master Servicer's direction, with any powers of attorney and other documents necessary or appropriate to enable such Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

         Each Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. Each Master Servicer shall cause each Servicer under its supervision to establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the related Mortgaged Properties that are not paid by the related Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, no Master Servicer shall permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation).
With respect to each related Mortgage Loan, the related Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby.

         Section 3.02. Custodial Accounts. Each Master Servicer shall cause to be established and maintained for each Servicer under such Master Servicer's supervision one or more Custodial Accounts for P&I, Buydown Fund Accounts (if any) and special Custodial Account for Reserves and shall cause to be deposited therein daily the amounts related to the related Mortgage Loans required by the applicable Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual related Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other insurance policy covering such Mortgage Loans shall be deposited first in the related Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the related Custodial Account for Reserves shall be deposited in the related Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

         Each Master Servicer is hereby authorized to make withdrawals from and to draft the related Custodial Accounts for P&I and the related Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. Each Custodial Account for P&I and each Custodial Account for Reserves shall bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the related Master Servicer, in substantially one of the following forms:

                 (a) With respect to each Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for [PNC Mortgage Securities Corp.][IndyMac, Inc.], its successors and assigns, and for various owners of interests in [PNC Mortgage Securities Corp.][IndyMac] mortgage-backed pools or (ii) [Servicer's Name] in trust for [PNC Mortgage Securities Corp.][IndyMac];

                 (b)      With respect to the Custodial Account for Reserves:
         (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for [PNC Mortgage Securities Corp.][IndyMac, Inc.], its successors and assigns, for various owners of interests in [PNC Mortgage Securities Corp.][IndyMac] mortgage-backed pools and for various Mortgagors or (ii) [Servicer's Name] in trust for [PNC Mortgage Securities Corp.][IndyMac] and various Mortgagors.

         Each Master Servicer hereby undertakes to assure remittance to the Certificateholders of all amounts relating to the related Mortgage Loans that have been collected by any Servicer under its supervision and are due to the Certificateholders pursuant to Section 4.01 of this Agreement.

         Section 3.03.    The Investment Account; Eligible Investments.

         (a) Not later than the Withdrawal Date, each Master Servicer shall withdraw or direct the withdrawal of funds in the related Custodial Accounts for P&I, for deposit in the Certificate Account or Investment Account, at such Master Servicer's option, in an amount representing:

                      (i) Scheduled installments of principal and interest on the related Mortgage Loans received or advanced by the applicable Servicers which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicers and less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts;

                      (ii) Payoffs and the proceeds of other types of liquidations of related Mortgage Loans received by the applicable Servicers for such Mortgage Loans during the applicable period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts; and

                    (iii) Curtailments received by the applicable Servicers in the Prior Period.

         In addition, each Master Servicer may, at its option, request the Bond Administrator to withdraw and deposit in such Master Servicer's Investment Account, any funds previously deposited in the Certificate Account by such Master Servicer with respect to the related Mortgage Loans to be distributed on a Determination Date following the next Distribution Date.

         At its option, each Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by such Master Servicer (including amounts paid by any Loan Seller in respect of the Purchase Obligation or the substitution obligations set forth in Section 2.02 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the related Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the related Master Servicer with the Investment Depository in an Investment Account in the name of such Master Servicer and the Certificate Trustee for investment only as set forth in this
Section 3.03. The related Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, each Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

         (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Certificate Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

         Section 3.04.    The Certificate Account.

         (a) Not later than the Business Day prior to the related Distribution Date, each Master Servicer shall direct the Investment Depository to deposit the amounts previously deposited by such Master Servicer into its Investment Account (which may include a deposit of Eligible Investments), into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, each Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by such Master Servicer pursuant to Section 4.03 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by a Loan Seller in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the related Custodial Accounts for P&I or the Investment Account.

         (b) Funds held in the Certificate Account shall be invested at the direction of the Bond Administrator in (i) one or more Eligible Investments which shall in no event mature later than 9:00 a.m. New York time on the related Distribution Date, or (ii) such other instruments as shall be required to maintain the Ratings. The Bond Administrator shall be entitled to receive any gains earned on such Eligible Investments and shall bear any losses suffered in connection therewith.

         Section 3.05. Permitted Withdrawals from the Investment Account and Custodial Accounts for P&I and of Buydown Funds from the Buydown Fund Accounts.

         (a) Each Master Servicer is authorized to make withdrawals, from time to time, from its Investment Account or the related Custodial Accounts for P&I, as applicable, of amounts deposited therein in respect of the Certificates, as follows:

                      (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made with respect to related Mortgage Loans pursuant to Section 4.03 or a Selling and Servicing Contract, such Master Servicer's right to reimburse itself or such Servicer pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

                      (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section 3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of a Mortgaged Property which has been damaged by an Uninsured Cause or in connection with the liquidation of a related Mortgage Loan;

                    (iii) To pay to itself, with respect to the related Mortgage Loans, the Master Servicing Fee (net of Compensating Interest which, in the case of the PNC Mortgage Loans and the PHH Mortgage Loans, is reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by such Master Servicer have been made;

                      (iv) To reimburse itself or the applicable Servicer for advances made with respect to related Mortgage Loans which such Master Servicer has determined to be Nonrecoverable Advances;

                      (v) To deposit amounts in such Master Servicer's Investment Account representing amounts requested from the Bond Administrator to be withdrawn from the Certificate Account which are not required to be on deposit therein until the Business Day preceding the Distribution Date following the next Distribution Date; and after making or providing for the above withdrawals

                      (vi) To clear and terminate the Investment Account in connection with the termination of this Agreement pursuant to
         Section 9.01.

         Since, in connection with withdrawals pursuant to paragraphs (i) and
(ii), the related Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, such Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

         (b) Each Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I of the following amounts of Buydown Funds with respect to related Mortgage Loans:

                      (i) to deposit each month in the Investment Account established by such Master Servicer the amount necessary to supplement payments received on Buydown Loans;

                      (ii) in the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

                    (iii) in the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

                      (iv) to clear and terminate the portion of any account representing Buydown Funds in connection with the termination of this Agreement pursuant to Section 9.01.

         (c) The Certificate Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

         (d) The Certificate Trustee is authorized to make withdrawals from time to time from the Certificate Account to pay to the Bond Administrator the Bond Administrator Fee, to pay to the Bond Administrator reinvestment earnings deposited or earned in the Certificate Account (net of reinvestment losses) to which it is entitled, and to reimburse the Bond Administrator for expenses incurred by and reimbursable to it pursuant to Section 6.03.

         Section 3.06. Maintenance of Primary Insurance Policies; Collections Thereunder. Each Master Servicer and the applicable Servicer shall use their best reasonable efforts to keep in full force and effect each Primary Insurance Policy required with respect to a related Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until such Primary Insurance Policy is no longer required. Notwithstanding the foregoing, neither Master Servicer shall have any obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding principal balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by a current appraisal).

         Unless required by applicable law, neither the Master Servicer nor any Servicer shall cancel or refuse to renew any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

         Section 3.07. Maintenance of Hazard Insurance. Each Master Servicer shall cause to be maintained for each related Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by such Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. Each Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any related Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the related Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this
Section 3.07 shall be recoverable as an advance by the related Master Servicer from its Investment Account. Such insurance shall be with insurers approved by the related Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative
Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the related Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. Each Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. Each Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Certificate Trustee and Certificateholders, claims under the hazard insurance policy respecting any related Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

         Section 3.08. Enforcement of Due-on-Sale Clauses; Assumption Agreements. When any Mortgaged Property is about to be conveyed by the Mortgagor, the related Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Certificate Trustee the Certificate

Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the related Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of such Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the related Master Servicer is prohibited from exercising such right, the related Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the related Master Servicer enters such agreement) by any related Primary Insurance Policy. The related Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. No Master Servicer shall enter into any substitution or assumption with respect to a related Mortgage Loan if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause either the Upper REMIC or the Lower REMIC to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The related Master Servicer shall notify the Certificate Trustee that any such substitution or assumption agreement has been completed by forwarding to the Certificate Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, no Master Servicer shall be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which such Master Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 3.09. Realization Upon Defaulted Mortgage Loans. Each Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a related Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the related Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the Scheduled Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The related Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and such Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the related Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the related Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of such Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The related Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. Each Master Servicer shall maintain information required for tax reporting purposes regarding any related Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. Each Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

         Neither Trust shall acquire any REO Property (or personal property incident to such REO Property) except in connection with a default or imminent default of a related Mortgage Loan. In the event that a Trust acquires any REO Property (or personal property incident to such REO Property) in connection with a default or imminent default of a related Mortgage Loan, such property shall be disposed of by the related Master Servicer within three years after its acquisition by such Master Servicer for such Trust, unless such Master Servicer provides to the Certificate Trustee an Opinion of Counsel to the effect that the holding by such Trust of such REO Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of such Trust as defined in Section 860F of the Code. The related Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the related Master Servicer shall either itself or through an agent selected by such Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as such Master Servicer deems to be in the best interest of such Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the related Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Certificate Trustee an Officer's Certificate on or before April 30 of each year stating that such reports have been filed.

Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

         Section 3.10. Certificate Trustee to Cooperate; Release of Mortgage Files. Upon the Payoff or scheduled maturity of any Mortgage Loan, the related Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the related Master Servicer shall promptly notify the Certificate Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Certificate Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the related Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the related Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the related Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the related Master Servicer by the Certificate Trustee or from the Certificate Account, the Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Certificate Trustee shall, upon request of the related Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the related Master Servicer or the related Servicer as indicated by the related Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the related Master Servicer to return the Mortgage File to the Certificate Trustee when the need therefor by the related Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Certificate Trustee to the related Master Servicer.

         Section 3.11. Compensation to the Master Servicers, the Servicers and the Bond Administrator. As compensation for its activities hereunder, each Master Servicer shall be entitled to withdraw from its Investment Account the amounts provided for by Section 3.05(a)(iii). Each Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, and shall not be entitled to reimbursement therefor, except as specifically provided herein.

         As compensation for its activities under the applicable Selling and Servicing Contract, each Servicer shall be entitled to withhold or withdraw from the related Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

         The Certificate Trustee shall withdraw from the Certificate Account the amounts provided for by Section 3.05(d) and shall pay such amounts to the Bond Administrator as compensation for the activities of the Bond Administrator hereunder. The Bond Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder, including the Certificate Trustee's fees and expenses (pursuant to Section 8.05) and the Indenture Trustee's Fees and expenses under the Indenture and shall not be entitled to reimbursement therefor, except as specifically provided herein.

         Section 3.12. Reports to the Certificate Trustee; Certificate Account Statement. Not later than 15 days after each Distribution Date, each Master Servicer shall forward to the Bond Administrator a Master Servicer's
Section 3.12 Report setting forth certain information with respect to the Mortgage Loans serviced by such Master Servicer. The Bond Administrator shall, within five (5) days after its receipt of such statement, and based on the information set forth in such Master Servicers' Section 3.12 Reports, deliver a Certificate Account Statement, certified by a Servicing Officer, to the Certificate Trustee. The Certificate Account Statement shall set forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into the Certificate Account by the Master Servicers for each category of deposit specified in Section 3.04, the aggregate amount of withdrawals from the Certificate Account by the Bond Administrator for each category of withdrawal specified in Section 3.05, and stating that all distributions required to be made by the Master Servicers pursuant to this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). The Certificate Trustee shall provide such statements to any Certificateholder at the expense of the Bond Administrator upon the request of such Certificateholder.

         Section 3.13. Annual Statement as to Compliance. Each Master Servicer shall deliver to the Certificate Trustee, on or before April 30 of each year, beginning April 30, 1998, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of such Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, such Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the related Master Servicer to Certificateholders upon request or by the Certificate Trustee (solely to the extent that such copies are available to the Certificate Trustee) at the expense of such Master Servicer, should such Master Servicer fail to so provide such copies.

         Section 3.14.    Duties with respect to REMICs.

         (a) The Master Servicers shall assist the Trustee in taking, to the extent reasonably requested to do so, such action as shall be necessary to create or maintain the status of the Upper REMIC and the Lower REMIC as REMICs under the REMIC Provisions.





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
         (b) For the purposes of this paragraph (b), "Adverse REMIC Event" shall mean any action or failure to act which could (i) endanger the status of either the Upper REMIC or the Lower REMIC as a REMIC or (ii) result in the imposition of a tax upon any Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). Prior to taking any action with respect to any Trust Fund or its assets, or causing either the Upper REMIC or the Lower REMIC to take any action which is not expressly permitted under the terms of this Agreement or the Series Supplement, the related Master Servicer will consult with the Certificate Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either the Upper REMIC or the Lower REMIC , and the related Master Servicer shall not take any such action or cause either the Upper REMIC or the Lower REMIC to take any such action as to which the Certificate Trustee has advised it in writing that an Adverse REMIC Event could occur. The Certificate Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement.

         (c) The Bond Administrator shall, for federal income tax purposes, maintain books and records with respect to any Trust Fund on a calendar year and on an accrual basis.

         (d) No Master Servicer shall acquire assets on behalf of either the Upper REMIC or the Lower REMIC unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in either the Upper REMIC or the Lower REMIC will not cause either the Upper REMIC or the Lower REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject either the Upper REMIC or the Lower REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (e) No Master Servicer shall enter into any arrangement by which either the Upper REMIC or the Lower REMIC will receive a fee or other compensation for services nor permit either of such REMICs to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (f) Each Master Servicer agrees to indemnify any Trust Fund, the Company, and the Certificate Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by any Trust Fund, the Company or the Certificate Trustee, as a result of a breach of such Master Servicer's covenants set forth in this Section 3.14 or in
Article III with respect to compliance with the REMIC Provisions. The Bond Administrator agrees to indemnify any Trust Fund, the Company and the Certificate Trustee for any penalties arising from the Certificate Trustee's execution of Tax Returns prepared by the Bond Administrator that contain errors or omissions.

         Section 3.15. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning April 30, 1998, each Master Servicer, at its own expense, shall cause a firm of independent public accountants to furnish a statement to the Certificate Trustee to the effect





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
that, in connection with the firm's examination of such Master Servicer's financial statements as of the previous December 31, nothing came to their attention that indicated that such Master Servicer was not in compliance with
Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 3.11, Section
3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

         Section 3.16. Special Servicing. The Master Servicers may, in their sole and absolute discretion, enter into a special servicing agreement with an unaffiliated holder of a 100% percentage interest in a Subordinate Bond (as defined in the Indenture), subject to each Rating Agency's acknowledgment that the ratings of the Bonds in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Bonds would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement must be signed by both Master Servicers and may contain provisions whereby such holder may instruct the related Master Servicer to commence or delay foreclosure proceedings with respect to delinquent related Mortgage Loans and will contain provisions for the disposition of cash deposited with the applicable Master Servicer by the holder of such Subordinate Security that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the related Master Servicer acted in accordance with its normal procedures.

         Section 3.17. Assumption or Termination of Selling and Servicing Contracts by Certificate Trustee. In the event a Master Servicer shall for any reason no longer be qualified or able to act as Master Servicer hereunder (including by reason of an Event of Default), the Certificate Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the related Master Servicer under the Selling and Servicing Contracts with respect to the related Mortgage Loans unless the Certificate Trustee elects to terminate the Selling and Servicing Contracts with respect to such Mortgage Loans in accordance with the terms thereof. The Certificate Trustee, its designee or the successor servicer for the Certificate Trustee shall be deemed to have assumed all of the related Master Servicer's interest therein with respect to the related Mortgage Loans and to have replaced such Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to such Mortgage Loans had been assigned to the assuming party, except that the related Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to such Master Servicer's duties to be performed prior to its termination hereunder.

         The related Master Servicer at its expense shall, upon request of the Certificate Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the related Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the related Selling and Servicing Contracts relating to such Mortgage Loans to the assuming party.





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
                                   ARTICLE IV

              PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

         Section 4.01.    Distributions to Certificateholders.

         (a) On each Distribution Date, the Certificate Trustee (or any duly appointed Paying Agent) (i) shall distribute the Available Funds to the Certificateholders in accordance with written statements received from the Bond Administrator pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of each Certificateholder, or by any other means of payment acceptable to each Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

         (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.01(c)(ii) or Section 9.01(b).

         Section 4.02. Statements to Certificateholders. Not later than three (3) Business Days prior to each Distribution Date, each Master Servicer shall forward to the Bond Administrator a Master Servicer's Section 4.02 Report setting forth certain information with respect to the Mortgage Loans serviced by such Master Servicer. With each distribution from the Certificate Account on a Distribution Date with respect to a Series, the Bond Administrator shall, based on the information set forth in such Master Servicers' Section 4.02 Reports, prepare and forward to the Certificate Trustee, and the Certificate Trustee shall forward to each Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Series that represents principal and the amount that represents interest, and the applicable Certificate Principal Balance after giving effect to such distribution.

         Upon request by any Certificateholder or the Certificate Trustee, the Bond Administrator shall forward to such Certificateholder, the Certificate Trustee and the Company an additional report which sets forth with respect to the Mortgage Loans:

                 (a) the number and aggregate Scheduled Principal Balance of (i) the Group I Loans and (ii) the Group II Loans;

                 (b) the number and aggregate Scheduled Principal Balance of (i) Group I Loans and (ii) Group II Loans, in each case delinquent one, two and three months or more;

                 (c) the (i) number and aggregate Scheduled Principal Balance of Group I Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of related Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Certificate Trustee's security interest in the Mortgage Loans;

                 (d) the (i) number and aggregate Scheduled Principal Balance of Group II Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of related Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Certificate Trustee's security interest in the Mortgage Loans;

                 (e) The amount of Special Hazard Losses incurred in respect of the Group I Loans since the immediately preceding Distribution Date, the cumulative amount of Special Hazard Losses incurred in respect of the Group I Loans since the Cut-Off Date, and the amount of Group I Special Hazard Coverage remaining as of the close of business on the applicable Determination Date;

                 (f) The amount of Special Hazard Losses incurred in respect of the Group II Loans since the immediately preceding Distribution Date, the cumulative amount of Special Hazard Losses incurred in respect of the Group II Loans since the Cut-Off Date, and the amount of Group II Special Hazard Coverage remaining as of the close of business on the applicable Determination Date;

                 (g) The amount of Bankruptcy Losses incurred in respect of the Group I Loans since the immediately preceding Distribution Date, the cumulative amount of Bankruptcy Losses incurred in respect of the Group I Loans since the Cut-Off Date, and the amount of Group I Bankruptcy Coverage remaining as of the close of business on the applicable Determination Date;

                 (h) The amount of Bankruptcy Losses incurred in respect of the Group II Loans since the immediately preceding Distribution Date, the cumulative amount of Bankruptcy Losses incurred in respect of the Group II Loans since the Cut-Off Date, and the amount of Group II Bankruptcy Coverage remaining as of the close of business on the applicable Determination Date;

                 (i) The amount of Fraud Losses incurred in respect of the Group I Loans since the immediately preceding Distribution Date, the cumulative amount of Fraud Losses incurred in respect of the Group I Loans since the Cut-Off Date, and the amount of Group I Fraud Coverage remaining as of the close of business on the applicable Determination Date;

                 (j) The amount of Fraud Losses incurred in respect of the Group II Loans since the immediately preceding Distribution Date, the cumulative amount of Fraud Losses incurred in respect of the Group II Loans since the Cut-Off Date, and the amount of Group II Fraud Coverage remaining as of the close of business on the applicable Determination Date;

                 (k) The amount of Realized Losses incurred in respect of the Group I Loans since the immediately preceding Distribution Date and the cumulative amount of Realized Losses incurred in respect of the Group I Loans since the Cut-Off Date;

                 (l) The amount of Realized Losses incurred in respect of the Group II Loans since the immediately preceding Distribution Date and the cumulative amount of Realized Losses incurred in respect of the Group II Loans since the Cut-Off Date;

                 (m) The amount of Uncompensated Interest Shortfalls incurred in respect of the Group I Loans since the immediately preceding Distribution Date and the cumulative amount of Uncompensated Interest Shortfalls incurred in respect of the Group I Loans since the Cut-Off Date;

                 (n) The amount of Uncompensated Interest Shortfalls incurred in respect of the Group II Loans since the immediately preceding Distribution Date and the cumulative amount of Uncompensated Interest Shortfalls incurred in respect of the Group II Loans since the Cut-Off Date; and


         Section 4.03. Advances by the Master Servicers; Distribution Reports to the Certificate Trustee. To the extent described below, each Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between (i) payments scheduled to be received in respect of a related Mortgage Loan, and (ii) the amounts actually deposited in the Certificate Account on account of such payments. Each Master Servicer's obligation to make any advance or advances described in this Section 4.03 is effective only to the extent that such advance is, in the good faith judgment of such Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

         Prior to the close of business on the Business Day immediately following each Withdrawal Date, each Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Certificate Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amounts of principal and interest in respect of the related Mortgage Loans to be distributed on the next succeeding Distribution Date, stated separately. In the event that full scheduled amounts of principal and interest in respect of the related Mortgaged Loans shall not have been received by or on behalf of the related Master Servicer prior to such Determination Date and such Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this Section 4.03, such Master Servicer shall so specify and shall specify the aggregate amount of such advance.

         In the event that a Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal with respect to related Mortgage Loans have been, as permitted by this Section 4.03, used by such Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of
(i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the related Master Servicer by deposit into the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date with respect to the related Mortgage Loans shall be less than payments to Certificateholders required to be made on such date with respect to such Mortgage Loans. Under each Selling and Servicing Contract, the related Master Servicer is entitled to receive from the Custodial Accounts for P&I amounts received by the applicable Servicer on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which such Master Servicer has made an unreimbursed advance of principal and interest. Each Master Servicer is also entitled to receive other amounts from the related Custodial Accounts for P&I to reimburse itself for prior Nonrecoverable Advances respecting related Mortgage Loans serviced by the applicable Servicer. Each Master Servicer shall deposit such amounts in the Certificate Account prior to withdrawal pursuant to Section 3.05.

         In accordance with Section 3.05, Monthly P&I Advances are reimbursable to a Master Servicer from cash in the Certificate Account to the extent that such Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.04.

         (b) Prior to 5:00 p.m. New York City time on the Business Day prior to each Distribution Date, the Bond Administrator shall provide the Certificate Trustee with a statement regarding the amount of principal and interest to be distributed to each Series of Certificates on such Distribution Date (such amounts to be determined in accordance with Section 4.01 hereof and the related definitions set forth in Article I hereof.

         Section 4.04. Nonrecoverable Advances. Any advance previously made by the applicable Servicer pursuant to its Selling and Servicing Contract or by the related Master Servicer that such Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise of related Mortgage Loan or recoverable as late Monthly Payments with respect to related Mortgage Loan shall be a Nonrecoverable Advance. The determination by a Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of such Master Servicer delivered to the Certificate Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Master Servicer is a party, (a) each Master Servicer and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, such Master Servicer or such Servicer shall determine would be a Nonrecoverable Advance, and (b) each Master Servicer and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i),
(ii) and (iv) of this Agreement.

                                   ARTICLE V

                                THE CERTIFICATES

         Section 5.01.    The Certificates.

         (a) The Certificates shall be substantially in the form set forth in Exhibit A attached hereto and shall be executed by the Certificate Trustee, authenticated by the Certificate Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Certificate Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Fractional Undivided Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Certificate Trustee by authorized officers of the Certificate Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Certificate Trustee shall bind the Certificate Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (b) No transfer of a Certificate shall be deemed to be made in accordance with this Section 5.01(b) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Certificate Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Certificate Trustee may conclusively rely, which establishes or establish to the Certificate Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Certificate Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Certificate Trustee in writing, a Purchaser Representation Letter in substantially the form attached hereto as Exhibit F, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer.

         Section 5.02. Certificates Issuable in Series; Authorized Denominations. The aggregate principal amount of Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. The aggregate Fractional Undivided Interest of each Certificate that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

         Section 5.03. Registration of Transfer and Exchange of Certificates. The Certificate Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Certificate Trustee may prescribe, the Certificate Register shall be amended from time to time by the Certificate Trustee or its agent to reflect notice of any changes received by the Certificate Trustee or its agent pursuant to Section 10.06. The Certificate Trustee hereby appoints itself as the initial Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate to the Certificate Trustee at the office of First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, NY 10005, Attention: Glenn Anderson, or such other address or agency as may hereafter be provided to each Master Servicer in writing by the Certificate Trustee, the Certificate Trustee shall execute, and the Certificate Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Fractional Undivided Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Certificate Trustee shall execute, and the Certificate Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Certificate Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

         A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Certificate Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

         All Certificates surrendered for exchange or transfer shall be canceled by the Certificate Trustee or any Authenticating Agent.

         Section 5.04.    Mutilated, Destroyed, Lost or Stolen Certificates. If
(i) any mutilated Certificate is surrendered to the Certificate Trustee or any Authenticating Agent, or (ii) the Certificate Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Certificate Trustee shall execute and the Certificate Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Fractional Undivided Interest. Upon the issuance of any new Certificate under this Section 5.04, the Certificate Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the related Trust Fund, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

         Section 5.05. Persons Deemed Owners. The Company, each Master Servicer, the Certificate Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and Section 4.05 and for all other purposes whatsoever, and none of the Company, the Master Servicers, the Certificate Trustee, the Certificate Registrar or any agent of the Company, the Master Servicers or the Certificate Trustee shall be affected by notice to the contrary.

         Section 5.06. Office for Transfer of Certificates. The Certificate Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Glenn Anderson, is initially designated for said purposes.

                                   ARTICLE VI

          THE COMPANY, THE MASTER SERVICER AND THE BOND ADMINISTRATOR

         Section 6.01. Liability of the Company, the Master Servicers and the Bond Administrator. The Company, the Master Servicers and the Bond Administrator shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company, the Master Servicers or the Bond Administrator, as applicable, herein.

         Section 6.02. Merger or Consolidation of the Company, a Master Servicer or the Bond Administrator. Any corporation into which the Company, a Master Servicer or the Bond Administrator may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company, a Master Servicer or the Bond Administrator shall be a party, or any corporation succeeding to the business of the Company, a Master Servicer or the Bond Administrator shall be the successor of the Company, such Master Servicer, or the Bond Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 6.03. Limitation on Liability of the Company, the Master Servicers, the Bond Administrator and Others. None of the Company, the Master Servicers, the Bond Administrator or any of the directors, officers, employees or agents of the Company, the Master Servicers or the Bond Administrator shall be under any liability to a Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicers, the Bond Administrator or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicers, the Bond Administrator and any director, officer, employee or agent of the Company, the Master Servicers or





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
the Bond Administrator may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicers, the Bond Administrator and any director, officer, employee or agent of the Company, the Master Servicers and the Bond Administrator shall be indemnified by the Trust Funds and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicers and the Bond Administrator shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company, each Master Servicer or the Bond Administrator may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Funds, the Company, each Master Servicer and the Bond Administrator shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

         Section 6.04. The Company, each Master Servicer and the Bond Administrator not to Resign. None of the Company, the Master Servicers or the Bond Administrator shall resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor to the Company, a Master Servicer, or the Bond Administrator shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company, a Master Servicer, the Bond Administrator or any successor to the Company, a Master Servicer or the Bond Administrator shall be evidenced by an Opinion of Counsel to such effect delivered to the Certificate Trustee. No such resignation shall become effective until the Certificate Trustee or the successor to the Company, a Master Servicer or the Bond Administrator shall have assumed the resigning party's responsibilities and obligations in accordance with Section 7.02 hereof.

         Each successor to a resigning Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.


                                  ARTICLE VII

                                    DEFAULT

         Section 7.01. Events of Default. (a) In case one or more of the following Events of Default by a Master Servicer or by a successor Master Servicer shall occur and be continuing:

                      (i) Any failure by a Master Servicer to deposit into the Certificate Account any amount required to be deposited therein by such Master Servicer under the terms of this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer by the Bond Administrator or the Certificate Trustee or to such Master Servicer, the Bond Administrator and/or the Certificate Trustee by the Holders of Certificates of the affected Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the applicable Trust Fund for the affected Series; or

                      (ii) Failure on the part of a Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Master Servicer contained in the Certificates of a Series or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer by the Bond Administrator or the Certificate Trustee, or to the Master Servicer, the Bond Administrator and/or the Certificate Trustee by the Holders of Certificates of the affected Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for the affected Series; or

                    (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against a Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                      (iv) A Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to a Master Servicer or of or relating to all or substantially all of its property; or

                      (v) A Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                      (vi) Any failure of a Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by such Master Servicer (the "Defaulting Master Servicer"), either the Certificate Trustee, or the Holders of Certificates of the affected Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for the affected Series, by notice in writing to the Company and the Defaulting Master Servicer (and to the Certificate Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Certificate Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Defaulting Master Servicer, including its right to the related Master Servicing Fee, under this Agreement and in and to the related Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Defaulting Master Servicer of such written notice, all authority and power of the Defaulting Master Servicer under this Agreement, whether with respect to the Certificates or the related Mortgage Loans or otherwise, shall pass to and be vested in the Certificate Trustee pursuant to and under this Section 7.01; and, without limitation, the Certificate Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Defaulting Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the related Mortgage Loans and related documents, or otherwise. Each Master Servicer, in the event that it becomes a Defaulting Master Servicer, agrees to cooperate with the Certificate Trustee in effecting the termination of such Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Certificate Trustee for administration by it of all cash amounts which shall at the time be credited by such Master Servicer to the Certificate Account or thereafter be received with respect to the related Mortgage Loans.

         Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 7.01(a) shall occur, the Certificate Trustee shall, by notice in writing to the Defaulting Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Defaulting Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Certificate Trustee shall act as provided in Section 7.02 to carry out the duties of the Defaulting Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Certificate Trustee must be prior to the distribution on the relevant Distribution Date. If the Defaulting Master Servicer shall within two Business Days following such suspension remit to the Certificate Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Defaulting Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Certificate Trustee shall permit the Defaulting Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Defaulting Master Servicer agrees that it will reimburse the Certificate Trustee for actual, necessary and reasonable costs incurred by the Certificate Trustee because of action taken pursuant to clause (vi) of this Section 7.01(a). Each Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur with respect to it more than two times in any twelve month period, the Certificate Trustee shall be under no obligation to permit the Defaulting Master Servicer to resume its rights and obligations as Master Servicer hereunder.

         (b) In case one or more of the following Events of Default by the Company shall occur and be continuing:

                      (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates of a Series or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Certificate Trustee, or to the Company and the Certificate Trustee by the Holders of Certificates of a Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for the affected Series; or

                      (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                    (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

                      (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates of an affected Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for the affected Series, by notice in writing to the Company and the Certificate Trustee, may direct the Certificate Trustee in accordance with
Section 10.03 to institute an action, suit or proceeding in its own name as Certificate Trustee hereunder to enforce the Company's obligations hereunder.

         (c) In case one or more of the following Events of Default by the Bond Administrator shall occur and be continuing:

                      (i)          Failure on the part of the Bond
         Administrator duly to observe or perform in any material respect any of the covenants or agreements on the part of the Bond Administrator contained in the Certificates of a Series or in this Agreement or under the Indenture which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Bond Administrator by the Certificate Trustee, or to the Bond Administrator and the Certificate Trustee by the Holders of Certificates of a Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for the affected Series; or

                      (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Bond Administrator and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                    (iii) The Bond Administrator shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Bond Administrator or of or relating to all or substantially all of its property; or

                      (iv) The Bond Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates of an affected Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for the affected Series, by notice in writing to the Company and the Certificate Trustee, may direct the Certificate Trustee in accordance with
Section 10.03 to institute an action, suit or proceeding in its own name as Certificate Trustee hereunder to enforce the Bond Administrator's obligations hereunder.

         (d) In any circumstances in which this Agreement states that Certificateholders owning Certificates of a Series evidencing a certain percentage Fractional Undivided Interest in the Trust Fund for such Series may take certain action, such action shall be taken by the Certificate Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Certificate Trustee under this Agreement shall have so directed the Certificate Trustee in writing.

         Section 7.02. Certificate Trustee to Act; Appointment of Successor. On and after the time a Defaulting Master Servicer receives a notice of termination pursuant to Section 7.01, the Certificate Trustee shall be the successor in all respects to the Defaulting Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the related Mortgage Loans and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Defaulting Master Servicer receives such notice of termination placed on the Defaulting Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Defaulting Master Servicer; provided, that the Certificate Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation or any liability incurred by the Defaulting Master Servicer at or prior to the time the Defaulting Master Servicer was terminated as Master Servicer and the Certificate Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Certificate Trustee shall be entitled to all funds relating to the Mortgage

Loans which the Defaulting Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Defaulting Master Servicer had continued to act hereunder, except for those amounts due to the Defaulting Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Certificate Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Defaulting Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Defaulting Master Servicer hereunder. Pending any such appointment, the Certificate Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Certificate Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Certificate Trustee, be in excess of that permitted the Defaulting Master Servicer hereunder. The Certificate Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Section 7.03. Notification to Certificateholders. Upon any such termination or appointment of a successor to the Defaulting Master Servicer, the Certificate Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.


                                  ARTICLE VIII

                       CONCERNING THE CERTIFICATE TRUSTEE

         Section 8.01.    Duties of Certificate Trustee.

         (a) The Certificate Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Certificate Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) The Certificate Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Certificate Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Certificate Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or a Master Servicer to the Certificate Trustee pursuant to this Agreement.





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
         (c) No provision of this Agreement shall be construed to relieve the Certificate Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Certificate Trustee shall be determined solely by the express provisions of this Agreement, the Certificate Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Certificate Trustee, and, in the absence of bad faith on the part of the Certificate Trustee, the Certificate Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Certificate Trustee and conforming to the requirements of this Agreement; and

                      (ii) The Certificate Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates of a Series which evidence Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for such Series relating to the time, method and place of conducting any proceeding for any remedy available to the Certificate Trustee, or relating to the exercise of any trust or power conferred upon the Certificate Trustee under this Agreement.

         (d) Within ten days after the occurrence of any Event of Default known to the Certificate Trustee, the Certificate Trustee shall transmit by mail to the Rating Agency notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Certificate Trustee, the Certificate Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agency) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Certificate Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Certificate Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agency shall be given until at least 30 days after the occurrence thereof.

         Section 8.02. Certain Matters Affecting the Certificate Trustee. Except as otherwise provided in Section 8.01:

                      (i) The Certificate Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;





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
                      (ii) The Certificate Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                    (iii) The Certificate Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Certificate Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates of a Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for such Series; provided, however, that if the payment within a reasonable time to the Certificate Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Certificate Trustee, not reasonably assured to the Certificate Trustee by the security, if any, afforded to it by the terms of this Agreement, the Certificate Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

                      (v) The Certificate Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                      (vi) The Certificate Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in Section 10.06.

         Section 8.03. Certificate Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein (other than those relating to the due organization, power and authority of the Certificate Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Certificate Trustee assumes no responsibility for their correctness. The Certificate Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Certificate Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicers, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Account for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.





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
         Section 8.04. Certificate Trustee May Own Certificates. The Certificate Trustee or any agent or affiliate of the Certificate Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Certificate Trustee.

         Section 8.05. The Bond Administrator to Pay Certificate Trustee's Fees and Expenses; Indemnification of Certificate Trustee; Additional Duties of Bond Administrator. Subject to any separate written agreement with the Certificate Trustee, the Bond Administrator covenants and agrees to, and the Bond Administrator shall, pay the Certificate Trustee from time to time, and the Certificate Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Certificate Trustee. Except as otherwise expressly provided herein, the Bond Administrator shall pay or reimburse the Certificate Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Certificate Trustee in accordance with any of the provisions of this Agreement and indemnify the Certificate Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Certificate Trustee. The Bond Administrator shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the Trust Fund required to be prepared or filed by the Certificate Trustee and shall indemnify the Certificate Trustee for any liability of the Certificate Trustee arising from any error in such returns. The Bond Administrator hereby agrees to perform the duties specified to be performed by the Bond Administrator in the Indenture and the Bond Administrator further agrees to cooperate with the Issuer in the performance by the Issuer of its obligations under the Indenture.

         Section 8.06. Eligibility Requirements for Certificate Trustee. The Certificate Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Certificate Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Certificate Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.





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
         Section 8.07. Resignation and Removal of Certificate Trustee. The Certificate Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Bond Administrator.
Upon receiving such notice of resignation, the Bond Administrator shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Certificate Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Certificate Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Certificate Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Bond Administrator, or if at any time the Certificate Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Certificate Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Certificate Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Bond Administrator may remove the Certificate Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Certificate Trustee so removed, one copy to the successor.

         The Holders of Certificates of a Series evidencing Fractional Undivided Interests aggregating more than 66 2/3% of the Trust Fund for such Series may at any time remove the Certificate Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Bond Administrator and each Master Servicer, one complete set to the Certificate Trustee so removed and one complete set to the successor so appointed.

         Any resignation or removal of the Certificate Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08. Any expenses associated with the resignation of the Certificate Trustee shall be borne by the Certificate Trustee, and any expenses associated with the removal of the Certificate Trustee shall be borne by the Bond Administrator.

         Section 8.08. Successor Certificate Trustee. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Bond Administrator and each Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Certificate Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Bond Administrator, each Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.





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         No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Bond Administrator shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agency. If the Bond Administrator fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

         Section 8.09. Merger or Consolidation of Certificate Trustee. Any corporation or association into which the Certificate Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Certificate Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Certificate Trustee, shall be the successor of the Certificate Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10. Appointment of Co-Certificate Trustee or Separate Certificate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of a Trust Fund may at the time be located, the Bond Administrator, each Master Servicer and the Certificate Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Certificate Trustee to act as co-trustee or co-trustees, jointly with the Certificate Trustee, or separate trustee or separate trustees, of all or any part of such Trust Fund, and to vest in such Person or Persons, in such capacity, such title to such Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Bond Administrator, each Master Servicer and the Certificate Trustee may consider necessary or desirable; provided, that the Certificate Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Bond Administrator and each Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Certificate Trustee alone shall have the power to make such appointment; provided, that the Certificate Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Certificate Trustee shall be conferred or imposed upon and exercised or performed by the Certificate Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Certificate Trustee (whether as Certificate Trustee hereunder or as successor to a Master Servicer hereunder), the





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
Certificate Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to such Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Certificate Trustee.

         Any notice, request or other writing given to the Certificate Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Certificate Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Certificate Trustee. Every such instrument shall be filed with the Certificate Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Certificate Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Certificate Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11. Authenticating Agents. The Certificate Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Certificate Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Certificate Trustee or the Certificate Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Certificate Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Certificate Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Bond Administrator and each Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Certificate Trustee or the Authenticating Agent.





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         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Certificate Trustee, the Bond Administrator and to each Master Servicer. The Certificate Trustee may, upon prior written approval of the Bond Administrator and each Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Bond Administrator and to each Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Certificate Trustee may appoint, upon prior written approval of the Bond Administrator and each Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Bond Administrator and to each Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section
8.05 if paid by the Certificate Trustee.

         Section 8.12. Paying Agents. The Certificate Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Certificate Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01(a), Section 4.05(a) and Section 9.01(b) to the extent directed to do so by the Bond Administrator. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Certificate Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Certificate Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Certificate Trustee or the furnishing of a statement to Certificateholders by the Certificate Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Certificate Trustee by a Paying Agent. Each Paying Agent shall provide to the Certificate Trustee such information concerning the Certificate Account as the Certificate Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Bond Administrator and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

         Any Paying Agent may at any time resign by giving written notice of resignation to the Certificate Trustee and to the Bond Administrator; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Bond Administrator, for all amounts it has withdrawn from the Certificate Account. The Certificate





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
Trustee may, upon prior written approval of the Bond Administrator, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to each Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Certificate Trustee may appoint, upon prior written approval of the Bond Administrator, a successor Paying Agent, shall give written notice of such appointment to each Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Certificate Trustee.


                                   ARTICLE IX

                                  TERMINATION

         Section 9.01. Termination Upon Repurchase by the Company or Liquidation of All Mortgage Loans.

         (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Certificate Trustee to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Bond Administrator, the Master Servicers and the Certificate Trustee created hereby shall terminate upon (i) the repurchase by the Bond Administrator or the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the related Trust Fund at a price equal to the Repurchase Price, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the related Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         The right of the Bond Administrator or the Company to repurchase all of the outstanding Mortgage Loans and any Mortgaged Properties acquired by a Trust Fund pursuant to clause (i) of the preceding paragraph shall be conditioned upon the aggregate Scheduled Principal Balance of the Mortgage Loans on an Optional Termination Date aggregating an amount equal to or less than five percent (5%) of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. The Bond Administrator shall have the primary right to repurchase the Mortgage Loans and any Mortgaged Properties acquired by each Trust Fund on an Optional Termination Date pursuant to this
Section 9.01(a). The right of the Company to effect such a repurchase shall be secondary to such right of the Bond Administrator and may only be exercised in the event that the Bond Administrator does not elect to exercise such repurchase right within 180 days after the first Optional Termination Date. If such right is exercised by the Bond Administrator with respect to an Optional





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Termination Date, the Bond Administrator shall give not less than 10 Business
Days prior written notice to the Company, the Certificate Trustee, the Indenture Trustee and each Master Servicer and shall provide to the Certificate Trustee (and to each Master Servicer) the written certification of an officer of the Bond Administrator (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account), and the Certificate Trustee shall promptly execute all instruments as may be necessary to release and assign to the Bond Administrator on such Optional Termination Date, the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Trust Fund for each Series. If the Bond Administrator does not give such notice within 180 days after the first Optional Termination Date respect to an Optional Termination Date, the Company shall give not less than 10 Business Days prior written notice to the Certificate Trustee, the Indenture Trustee, the Bond Administrator and each Master Servicer and shall provide to the Certificate Trustee (and to the Bond Administrator and each Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account), and the Certificate Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company on such Optional Termination Date, the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Trust Fund for each Series.

         In no event shall the Company or the Bond Administrator, as applicable, be required to expend any amounts other than those described in the first and second paragraphs of this Section 9.01(a) in order to terminate a Trust Fund or repurchase the related Mortgage Loans under this Section 9.01.

         (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Certificate Trustee for payment and cancellation, shall be given promptly by letter from the Certificate Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"), (ii) the amount of such final payment (the "Termination Payment"), and
(iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Certificate Trustee's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date or the Optional Termination Date, as applicable, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment or Repurchase Price with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.





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         In addition and without prejudice to the foregoing, the respective obligations of the Company, the Master Servicers, the Bond Administrator and the Certificate Trustee created hereby may be terminated in respect of one or more Series of Certificates on any date occurring after maturity of the Bonds and the release of the Certificates from any pledge securing the Bonds under the Indenture. Termination in the foregoing circumstances shall be effected upon receipt by the Certificate Trustee of written notice from 100% of the Certificateholders of the related Series of Certificate or Certificates requiring termination of this Agreement in respect of such Series of Certificate or Certificates and requesting the transfer of any Trust Fund to them in the manner specified in such notice.

         Section 9.02.    Additional Termination Requirements.

         In the event the Bond Administrator or the Company repurchases the Mortgage Loans as provided in Section 9.01, the Lower REMIC and, in turn, the Upper REMIC shall be terminated in accordance with the following additional requirements, unless the Bond Administrator, at its own expense, obtains for the Certificate Trustee an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (a) result in the imposition of taxes on the net income derived from "prohibited transactions" of either the Lower REMIC or the Upper REMIC, as defined in Section 860F of the Code or (b) cause either the Lower REMIC or Upper REMIC to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding:

         (i) The Certificate Trustee shall establish a 90-day liquidation period for the REMICs and specify the first day of such period in a statement attached to the final Tax Returns of the REMICs pursuant to Treasury Regulation Section 1.860F-1. The Certificate Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Bond Administrator; and

         (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Certificate Trustee shall sell all of the non-cash assets of the Lower REMIC and the Upper REMIC for cash.

         Section 9.03. Trusts Irrevocable. Except as expressly provided herein, the trusts created hereby are irrevocable.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

         Section 10.01.   Amendment.

         (a) This Agreement may be amended from time to time by the Bond Administrator, the Master Servicers, the Company and the Certificate Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; and
(iv) to correct the description of any property at any time included in the related Trust Fund, or to assure the conveyance to the Certificate Trustee of any property included in the related Trust Fund. No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Certificate Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph.

         (b) This Agreement may also be amended from time to time by the Bond Administrator, the Master Servicers, the Company and the Certificate Trustee with the consent of the Holders of Certificates of a Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for such Series for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders of a Series; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate of a Series affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Fractional Undivided Interest in the Trust Fund of such Series, the Remittance Rate, the Termination Payment or the Repurchase Price with respect to any of the Certificates of a Series, (ii) reduce the percentage of Fractional Undivided Interests specified in this Section 10.01 which are required to amend this Agreement with respect to the Certificates of such Series, (iii) create or permit the creation of any lien against any part of a Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates of such Series.

         Promptly after the execution of any such amendment, the Certificate Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

         It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Certificate Trustee may prescribe.

         Section 10.02. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Certificate Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Funds, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Funds, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Trust Funds or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Certificate Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of a Series evidencing Fractional Undivided Interests aggregating not less than 66 2/3% of the Trust Fund for such Series shall have made written request upon the Certificate Trustee to institute such action, suit or proceeding in its own name as Certificate Trustee hereunder and shall have offered to the Certificate Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Certificate Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Certificate Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Certificate Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Certificate Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Certificate Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 10.04. Access to List of Certificateholders. The Certificate Registrar shall furnish or cause to be furnished to the Certificate Trustee, within 30 days after receipt of a request by the Certificate Trustee in writing, a list, in such form as the Certificate Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

         If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Certificate Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Certificate Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Certificate Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants" request, the Certificate Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

         Every Certificateholder, by receiving and holding the same, agrees with the Bond Administrator, each Master Servicer and the Certificate Trustee that none of the Bond Administrator, the Master Servicers nor the Certificate Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 10.05. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 2711 N. Haskell Avenue, Suite 900, Dallas, Texas 75204,
Attention: Wade Walker or such other address as may hereafter be furnished to the Certificate Trustee in writing by the Company, (b) in the case of PNC Mortgage Securities Corp., 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Certificate Trustee in writing by PNC Mortgage Securities Corp., (c) in the case of IndyMac, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: Master Servicing Department or such other address as may hereafter be furnished to the Certificate Trustee in writing by IndyMac, Inc., (d) in the case of the Certificate Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to each Master Servicer in writing by the Certificate Trustee, (d) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Certificate Trustee in writing by the Certificate

Registrar, (e) in the case of DCR, 55 East Monroe Street, Chicago, Illinois 60603, or such other address as may hereafter be furnished to the Certificate Trustee and each Master Servicer in writing by DCR, and (f) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Certificate Trustee and each Master Servicer in writing by S&P. Notices to the Rating Agency shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 10.08. Counterpart Signatures. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 10.09. Benefits of Agreement. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 10.10.   Notices and Copies to Rating Agency.

         (a) The Certificate Trustee shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

                      (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

                      (ii) the appointment of a successor Master Servicer pursuant to Section 7.02;

         (b) The Bond Administrator shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

                      (i)         any amendment of this Agreement pursuant to
         Section 10.01;

                      (ii) the appointment of a successor Certificate Trustee pursuant to Section 8.08;

                    (iii)         to the extent known by the Bond
         Administrator, the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to a Master Servicer or any Servicer;

                      (iv)        to the extent known by the Bond
         Administrator, any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

                      (v)         to the extent known by the Bond
         Administrator, the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to Section 9.01;

                      (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

                    (vii)         to the extent known by the Bond
         Administrator, the failure of a Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that such Master Servicer would make such advance pursuant to Section 4.03; and

                   (viii)         to the extent known by the Bond
         Administrator, the failure of a Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and
         (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.03.

         (c) The Bond Administrator shall provide copies of the statements received by the Bond Administrator pursuant to Section 4.02 and Section 3.12 or any other statements received or prepared by the Bond Administrator hereunder, and each Master Servicer shall provide copies of the reports or statements pursuant to Section 4.02, Section 3.12, Section 3.13, Section 3.15 or any other reports or statements to the Rating Agency in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.02, the Bond Administrator shall provide such reports to the Rating Agency in respect of each Distribution Date, without regard to whether any Certificateholder or the Certificate Trustee has requested such report for such Distribution Date.

         IN WITNESS WHEREOF, the Company and the Certificate Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, duly attested, all as of the day and year first above written.

                                        CMC SECURITIES CORPORATION IV



                                        By:
                                           ----------------------------
                                           Wade Walker
                                           Vice President - Asset and Liability
                                           Management



                                        PNC MORTGAGE SECURITIES CORP., as
                                        Master Servicer and Bond Administrator



                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                        INDYMAC, INC., as Master Servicer


                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as TRUSTEE



                                        By:
                                           -------------------------------
                                           Christina Hatfield
                                           Vice President





Pooling and Servicing Agreement - Signature Page

                         ACKNOWLEDGMENT OF CORPORATION


STATE OF TEXAS      )
                    )   SS.
COUNTY OF DALLAS    )


         On this ___ day of October, 1997 before me, a Notary Public in and for said State, personally appeared Wade Walker, known to me to be the Vice President of CMC SECURITIES CORPORATION IV, one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.



                                   ----------------------------
                                          Notary Public







Pooling and Servicing Agreement-Signature Page

                         ACKNOWLEDGMENT OF CORPORATION


STATE OF ILLINOIS   )
                    )   SS.
COUNTY OF LAKE      )


         On this ___ day of October, 1997 before me, a Notary Public in and for said State, personally appeared _______, known to me to be the ______________ of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.



                                   ----------------------------
                                          Notary Public



(SEAL)







Pooling and Servicing Agreement-Signature Page

                         ACKNOWLEDGMENT OF CORPORATION


STATE OF ____________     )
                          )   SS.
COUNTY OF __________      )


         On this _____ day of October, 1997 before me, a Notary Public in and for said State, personally appeared , known to me to be the _______________ of INDYMAC, INC., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.



                                   ----------------------------
                                          Notary Public



(SEAL)






Pooling and Servicing Agreement-Signature Page

                         ACKNOWLEDGMENT OF CORPORATION


STATE OF TEXAS            )
                          )   SS.
COUNTY OF DALLAS          )


         On this ____ day of October, 1997 before me, a Notary Public in and for said State, personally appeared Christina Hatfield, known to me to be the Vice President of U.S. BANK NATIONAL ASSOCIATION, a banking association that executed the within interest, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking association executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.


                                   ----------------------------
                                          Notary Public







Pooling and Servicing Agreement-Signature Page